Exhibit 10.2


                         FORECLOSURE/TRANSFER AGREEMENT

     This Foreclosure/Transfer Agreement ("Agreement"), dated as of April 17, 2001 is among CRIIMI MAE INC. ("CMI"), MERRILL LYNCH INTERNATIONAL, ACTING THROUGH ITS AGENT, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, in its capacity as "Buyer" (in such capacity the "Repo Purchaser") under the Repo Agreement (as hereinafter defined), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION in its capacity as Trustee (in such capacity, the "Note A Indenture Trustee") under that certain Indenture dated as of April 17, 2001, between CMI and the Note A Indenture Trustee for the benefit of the holders of the 11.75% Series A Senior Secured Notes due 2006 (the "Series A Notes"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION in its capacity as Trustee (in such capacity, the "Note B Indenture Trustee", and together with the Note A Indenture Trustee, the "Indenture Trustees") under that certain Indenture dated as of April 17, 2001 between CMI and the Note B Indenture Trustee for the benefit of the holders of the 20% Series B Senior Secured Notes due 2007 (the "Series B Notes", and together with the Series A Notes, the "Notes").

                                    RECITALS

     WHEREAS, on October 5, 1998, CRIIMI MAE Inc. ("CMI"), CRIIMI MAE Management, Inc. ("CMM") and CRIIMI MAE Holdings II, L.P. ("Holdings" and, together with CMI and CMM, the "Debtors") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code").

     WHEREAS, the Debtors filed Debtors' Third Amended Joint Plan of Reorganization dated July 21, 2000 (the "July 21st Plan") and Debtors' Second Amended Joint Disclosure Statement dated August 24, 2000 (the "Disclosure Statement") with the United States Bankruptcy Court, District of Maryland, Greenbelt Division (the "Bankruptcy Court"). The Bankruptcy Court approved the adequacy of the Disclosure Statement, and thereafter the July 21st Plan and the Disclosure Statement were distributed, with the requisite ballots, to the holders of all claims and interests impaired and entitled to vote under the Plan, in order to solicit their acceptance of the Plan.

     WHEREAS, a hearing (the "Confirmation Hearing") was held before the Bankruptcy Court on November 15, 2000 (the "Confirmation Date").

     WHEREAS, the July 21st Plan was amended at the Confirmation Hearing, and the July 21st Plan as so amended (the "Plan") was confirmed by the Bankruptcy Court pursuant to its Order dated November 22, 2000 (the "Confirmation Order").

     WHEREAS, the Plan, as confirmed by the Confirmation Order, provides that Merrill Lynch Mortgage Capital Inc. ("MLMCI") and German American Capital Corporation ("GACC") are to receive, on the effective date of the Plan (the "Effective Date") (i) in immediately available funds (a) $100 million on account of the principal amount of their aggregate claims against CMI, and (b) any accrued and unpaid interest (calculated at the contract non-default rate) owing to MLMCI and GACC in respect of

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such claims as of the date  immediately  preceding the Effective  Date (the aggregate of all such principal claims of MLMCI and GACC against CMI and all such accrued and unpaid interest owing in respect of such principal claims as of the date immediately preceding the Effective Date is hereinafter referred to as the "MLMCI/GACC Claim"), (ii) any reasonable legal fees and expenses (not to exceed $500,000) incurred by MLMCI and GACC in connection with the drafting, negotiating and finalizing of the Repo Documents (as hereinafter defined) and
(iii) new obligations under the Repo Documents in an original amount equal to the amount by which (a) the aggregate outstanding principal amount of the indebtedness owed by CMI to MLMCI and GACC, as of the Effective Date, exceeds
(b) $100 million.

     WHEREAS, the Plan, as confirmed by the Confirmation Order, provides that the Class A9 and Class A10 (as defined in the Plan) unsecured creditors of CMI ("Unsecured Creditors"), on account of both old senior note claims and general Class A10 unsecured claims, are to receive on the Effective Date $75 million in immediately available funds on account of all allowed claims in the Class A10 Convenience Class (as provided in the Plan) and in reduction, pari passu, of the allowed claims of the remaining Unsecured Creditors against CMI, which allowed claims shall include prepetition and postpetition interest as set forth in the Plan. The remaining balance owing to the Unsecured Creditors is referred to as "New Debt". The New Debt is represented by the Series A Notes, in the aggregate amount of $105 million, and the Series B Notes, in the aggregate amount of the balance of the New Debt. The principal amount of the New Debt represented by the Notes may change from time to time as provided for in the Notes and the Note A Indenture and the Note B Indenture.

     WHEREAS, pursuant to the Repo Agreement, and in consideration of the MLMCI/GACC Claim (to the extent not previously paid by CMI to MLMCI and GACC) CMI has sold the CBO REIT Stock Collateral (as hereinafter defined) to the Repo Purchaser subject to the entitlement and obligation of CMI to repurchase the CBO REIT Stock Collateral from the Repo Purchaser at the Repurchase Price (as hereinafter defined).

     WHEREAS, the Repo Purchaser and CMI have entered into the Repo Agreement, the Security Agreement (as hereinafter defined) and the other RP Security Instruments (as hereinafter defined) to secure the Repo Obligations.

     WHEREAS, the Note A Indenture Trustee and the Note B Indenture Trustee have entered into the Note A Indenture and the Note B Indenture, respectively, and the IT Security Instruments (as hereinafter defined).

     WHEREAS, the Repo Purchaser, the Note A Indenture Trustee, the Note B Indenture Trustee and CMI have agreed herein on a manner, method and procedures to be followed for the purpose of determining any deficiency claim that the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee may have against CMI on account of the Repo Obligations and the outstanding obligations on account of the Series A Notes and the Series B Notes, respectively, in the event of a Disposition Default (as

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hereinafter  defined) and a foreclosure on the liens and security interests in and on the Combined Collateral or the CBO REIT Stock Collateral, as the case may be.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The parties agree that the following capitalized terms used in this Agreement without definition shall have the respective meanings assigned to such terms below:

     (a) Arm's-Length Sale: Any sale of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, in a bona fide, arm's-length transaction to a third party buyer not affiliated with the Debtors, or the Repo Purchaser or an entity which is a Beneficial Purchaser, as defined in the Repo Agreement, at the time of such sale.

     (b) Business Day: Any day other than a Saturday, a Sunday, or a day when the New York Stock Exchange is closed.

     (c) CBO-1/Nomura Collateral: Collectively, the Nomura Bond and the QRS 1 Stock.

     (d) CBO REIT: A limited purpose, bankruptcy remote captive REIT subsidiary of CMI.

     (e) CBO REIT Stock Collateral: All of the outstanding capital stock of CBO REIT.

     (f) CBO-2 Collateral: Collectively, the Current CBO-2 Collateral and the CMBS Corp. Stock.

     (g) CMBS Corp.: CRIIMI MAE CMBS Corp., the Delaware corporation that owns the Incremental CBO-2 Equity.

     (h) Collateral Agent: Merrill Lynch, Pierce, Fenner & Smith Incorporated, as collateral agent for the benefit of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee under the Security Documents.

     (i) Combined Collateral: Collectively, the CBO-2 Collateral and the CBO-1/Nomura Collateral.

     (j) Current CBO-2 Collateral: Collectively, CMM 1998-C1, Bond Classes D1, D2, E, F, G, H1, H2 and J.


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     (k) Deemed Sale: Any sale of the CBO-2 Collateral,  the Combined Collateral or the CBO REIT Stock Collateral, as applicable, to the Repo Purchaser, any entity which is a Beneficial Purchaser at the time of such sale, the Indenture Trustees (except to the extent either or both of the Indenture Trustees elect not to participate in the Deemed Sale of the CBO-2 Collateral pursuant to
Article VII, Section (b)(ii)(A) of the Intercreditor Agreement) or any of their respective affiliates, as acquirors thereof, by and through a Deemed Sale Entity.

     (l) Deemed Sale Entity: Either (x) a securities account with the Collateral Agent held for the benefit of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, or (y) at the election of the Repo Purchaser, a real estate investment trust, limited liability company, partnership, corporation or other legal entity formed by the Repo Purchaser and reasonably satisfactory to the Note A Indenture Trustee and the Note B Indenture Trustee in which each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee holds a beneficial interest (in either case subject to the election of either or both of the Indenture Trustees not to participate in the Deemed Sale of the CBO-2 Collateral pursuant to Article VII, Section (b)(ii)(A) of the Intercreditor Agreement) to take title to and possession of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral, as applicable, in connection with any Deemed Sale of any of such assets, in any such case in a manner consistent with the respective rights and obligations of such parties relative to such assets as set forth in this Agreement.

     (m) Disposition Default: The occurrence of any default beyond the expiration of any applicable notice and cure period under the Plan, the Repo Agreement, the Security Agreement, the RP Security Instruments or otherwise which gives rise to a right in the Repo Purchaser to foreclose on or otherwise dispose of any or all of the CBO-2 Collateral, the Combined Collateral or the CBO REIT Stock Collateral.

     (n) CBO-2 Equity: Collectively, CMM 1998-C1, Owner Trust Certificate and Classes A and R.

     (o) Intercreditor Agreement: That certain Agreement dated as of the date hereof among Merrill Lynch International, acting through its agent Merrill Lynch, Pierce, Fenner & Smith Incorporated, as buyer under the Repo Agreement, the Note A Indenture Trustee and the Note B Indenture Trustee, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Collateral Agent.

     (p) IT Security Instruments: Collectively, the pledges and other instruments pursuant to which CMI and CBO REIT grant and reaffirm the respective security interests of the Note A Indenture Trustee and the Note B Indenture Trustee in the Combined Collateral and the CBO REIT Stock Collateral, as collateral security for the Series A Notes and the Series B Notes.

     (q) New CBO-1 Equity: Collectively, CMM 1996-C1, Bond Class F and Owner Trust Certificate Classes P, R and XS.

(r) Note A Indenture: That certain Indenture dated as of April 17, 2001, by and between CMI and the Note A Indenture Trustee for the benefit of the holders of the Series A Notes.

     (s) Note B Indenture: That certain Indenture dated as of April 17, 2001, by and between CMI and the Note B Indenture Trustee for the benefit of the holders of the Series B Notes.

     (t) Note A Indenture Trustee: Wells Fargo Bank Minnesota, National Association, or any successor thereto, in its capacity as Trustee for the holders of the Series A Notes under the Note A Indenture.

     (u) Note B Indenture Trustee: Wells Fargo Bank Minnesota, National Association, or any successor thereto, in its capacity as Trustee for the holders of the Series B Notes under the Note B Indenture.

     (v) Noteholders: Collectively, the holders of the Series A Notes and the holders of the Series B Notes.

     (w)  Notes:  Collectively,  the  Series  A Notes  and the  Series  B Notes.

     (x) Proceeds: As defined in the Security Agreement.

     (y) QRS 1: CRIIMI MAE QRS 1, Inc., the Delaware corporation that owns the CBO-1 Equity.

     (z) Qualified CMBS Institution: Any of the five (5) institutions qualified to value the Combined Collateral and the CBO REIT Stock Collateral, and listed on Exhibit A attached to this Agreement.

     (aa) Repo Agreement: The "master repurchase agreement" (together with all applicable annexes thereto) dated as of the date hereof, between CMI, as seller, and the Repo Purchaser, as buyer. Repo Documents: Collectively, the Repo Agreement and the RP Security Instruments.

     (bb) Repo Obligations: Collectively, (i) the obligation of CMI under the Repo Agreement to pay the Repurchase Price in the amount and at the time or times specified under the Repo Agreement, (ii) all other obligations to be paid or performed by CMI under the Repo Agreement, and (iii) all obligations required to be paid or performed by the pledgor(s) under the RP Security Agreements.

     (cc)    Repurchase    Price:    As   defined   in   the   Repo   Agreement.

     (dd) RP Security Instruments: Collectively, the pledge agreements and other instruments pursuant to which CMI and CBO REIT grant and reaffirm the security interests of the Repo Purchaser in the Combined Collateral, as collateral security for the Repo Obligations.

     (ee) Sale  Collateral:  As defined in the first  paragraph  of Article  II.

     (ff) Security Agreement: That certain Security and Pledge Agreement dated as of the date hereof, by CMI in favor of the Collateral Agent for the benefit of the Repo Purchaser, the Note A Indenture Trustee for the benefit of the holders of the Series A Notes and the Note B Indenture Trustee for the benefit of the holders of the Series B Notes, as their respective interests may appear. For purposes of this Agreement, the Security Agreement shall constitute both an "IT Security Instrument" and an "RP Security Instrument".

     (gg) Security Documents: Collectively, the IT Security Instruments and the RP Security Instruments.

     (hh) Series A Notes: The 11.75% Series A Senior Secured Notes due 2006 issued under the Note A Indenture.

     (ii) Series B Notes: The 20% Series B Senior Secured Notes due 2007 issued under the Note B Indenture.

     (jj) Surplus: As defined in Article III, Section (c).

     (kk) Total Secured Obligations: The total of the amount of any remaining balance owing on account of the Repurchase Price and any other amounts owing on account of the Repo Obligations (including the reasonable costs and expenses incurred by the Collateral Agent in connection with any Disposition Default and attendant disposition of the Sale Collateral), the then outstanding obligations evidenced by the Series A Notes and the outstanding obligations evidenced by the Series B Notes.

                                  ARTICLE II

                             DETERMINATION OF VALUE

     Subject to Article III hereinafter, in connection with any disposition of the Combined Collateral or, to the extent disposed of by foreclosure on the respective liens and security interests thereon (but not by means of a remedy exercised pursuant to Section 14(a) of Annex I of the Repo Agreement), the CBO REIT Stock Collateral (as applicable, the "Sale Collateral") incident to a Disposition Default, whether such disposition is effectuated by means of an Arm's Length Sale or a Deemed Sale, the Repo Purchaser, the Note A Indenture Trustee, the Note B Indenture Trustee and CMI hereby (subject to the optional election set forth in Article III herein) agree to the following procedures in order to determine the value of their respective interests in the Sale Collateral solely for the purpose of determining (i) any deficiency claim that the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, as the case may be, shall then and thereafter have against CMI on account of the Repurchase Price and any other amounts owing on account of the Repo Obligations, the then outstanding obligations evidenced by the Series A Notes and the then outstanding obligations evidenced by the Series B Notes or
(ii) any surplus amounts owing to CMI.

     (a) Arm's Length Sale. In the event that the Sale Collateral is foreclosed on and disposed of by means of an Arm's Length Sale upon the occurrence of a Disposition Default, an amount of the proceeds of such sale not to exceed the Total Secured Obligations shall be allocated among the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee as provided for in Article VI, Section (b)(i) or Section (c)(i) of the Intercreditor Agreement, with any remaining proceeds to be paid to CMI as Surplus, as provided for in Article II, Section (c) herein. The value of the respective interests of each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in the Sale Collateral for the purpose of determining any deficiency claim that any of the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee shall then and thereafter have against CMI shall be equal to the actual cash proceeds received by each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee resulting from such sale.

     (b) Deemed Sale. In the event that the Sale Collateral is foreclosed on by means of a Deemed Sale upon the occurrence of a Disposition Default, the value of the respective interests of each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in such Sale Collateral for the purpose of determining the deficiency claim that any of the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee shall then and thereafter have against CMI or surplus amounts owing to CMI shall be determined as follows:

     (i) Within five (5) Business Days after the date of the applicable Deemed Sale of the Sale Collateral, the Repo Purchaser shall deliver to the Note A Indenture Trustee and the Note B Indenture Trustee a written statement (the "Repo Purchaser's Deficiency Statement") setting forth the Repo Purchaser's proposed valuation of the Sale Collateral, and the valuation of the respective interests of each of the

Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee therein, disposed of by such Deemed Sale, as if the Sale Collateral was, in fact, disposed of by means of an Arm's Length Sale on the date of such Deemed Sale with the proceeds thereof allocated among the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee pursuant to Article VI, Sections (b)(ii) and (c)(ii) of the Intercreditor Agreement, as applicable. Within fifteen (15) Business Days after receipt of the Repo Purchaser's Deficiency Statement, the Note A Indenture Trustee and the Note B Indenture Trustee shall jointly deliver to the Repo Purchaser a written statement (the "Indenture Trustees' Deficiency Statement") notifying the Repo Purchaser whether the Indenture Trustees accept or dispute the Repo Purchaser's Deficiency Statement. If the Indenture Trustees fail to deliver the Indenture Trustees' Deficiency Statement within such fifteen (15) Business Day period, the Indenture Trustees shall be deemed to have accepted the Repo Purchaser's Deficiency Statement. If the Indenture Trustees timely dispute the Repo Purchaser's Deficiency Statement, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee shall, in good faith, proceed to negotiate a mutually acceptable valuation of the Sale Collateral, and the valuation of their respective interests therein (provided that if such dispute shall not be resolved by the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee within twenty-five (25) Business Days after the delivery of the Purchaser's Deficiency Statement, such dispute shall not be resolved by said parties and the valuation of the Sale Collateral shall be resolved by the Qualified CMBS Institution pursuant to the provisions of this Article II), for the purpose of determining any deficiency claim that any of such parties shall then and thereafter have against CMI or surplus amounts owing to CMI.

     (ii) At such time as the Repo Purchaser, the Note A Indenture Trustee, and the Note B Indenture Trustee have agreed on the value of the Sale Collateral, and the valuation of their respective interests therein, for the purpose of determining any deficiency claim that any of such parties shall then and thereafter have against CMI or any surplus amounts owing to CMI (the "Agreed Upon Collateral Values"), said parties shall jointly deliver to CMI a written statement setting forth the Agreed Upon Collateral Values and such back-up information as determined by said parties to be reasonably necessary for CMI to evaluate said parties' determination of the Agreed Upon Collateral Values. CMI shall advise each of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, in writing, within fifteen (15) Business Days of its receipt of the written statement setting forth the Agreed Upon Collateral Values and proffered back-up information whether CMI accepts or disputes the Agreed Upon Collateral Values. If CMI fails to deliver its written response within said fifteen (15) Business Day period, CMI shall be deemed to have accepted the Agreed Upon Collateral Values. If CMI accepts or is deemed to have accepted the Agreed Upon Collateral Values relative to the value of the Sale Collateral, and the valuation of the respective interests of each of the Repo Purchaser, the Note A Indenture

Trustee and the Note B Indenture Trustee therein, such Agreed Upon Collateral Values shall be dispositive for the purpose of determining any deficiency claim that any of the Repo Purchasers, the Note A Indenture Trustee or the Note B Indenture Trustee shall then and thereafter have against CMI or any surplus amounts owing to CMI. If CMI shall fail to accept or be deemed to have accepted the Agreed Upon Collateral Values relative to the value of the Sale Collateral, and the valuation of the respective interests of each of the Repo Purchaser, the Note A Indenture Trustee, and the Note B Indenture Trustee therein, or if the Repo Purchaser and the Indenture Trustees are unable to agree upon a mutually acceptable valuation of the Sale Collateral pursuant to Article II, Section (b)(i) above, the Repo Purchaser and the Indenture Trustees, jointly, shall, within five (5) Business Days thereafter select and advise CMI in writing of their selection of three (3) then designated Qualified CMBS Institutions acceptable to arbitrate the dispute as to the valuation of the Sale Collateral, and the valuation of the respective interests of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee therein; provided, however, that in the event the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee are unable to reach agreement on such three (3) Qualified CMBS Institutions within three (3) Business Days of CMI's failure to accept or deemed failure to accept the Agreed Upon Collateral Values relative to the value of the Sale Collateral, or in the event the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee are unable to agree upon the Agreed Upon Collateral Values, the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee hereby agree that the Repo Purchaser shall designate two (2) Qualified CMBS Institutions and the Note A Indenture Trustee and the Note B Indenture Trustee, jointly, shall designated one (1) Qualified CMBS Institutions, and the resulting list of three (3) Qualified CMBS
Institutions shall be submitted to CMI. Within five (5) Business Days after receipt of such notification of the designation of the three (3) Qualified CMBS Institutions deemed acceptable by the Repo Purchaser and the Indenture Trustees, CMI shall advise the Repo Purchaser and the Indenture Trustees, in writing, of its selection of one (1) of such three (3) designated Qualified CMBS Institutions (the "Valuation Arbitrator") that will arbitrate the dispute regarding the valuation of the Sale Collateral, and the valuation of the respective interests of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee in such collateral, for the purpose of determining the parties respective deficiency claims against CMI or any surplus amounts owing to CMI.

     (iii) The Valuation Arbitrator shall promptly conduct such due diligence and investigations as such Valuation Arbitrator may deem appropriate, and may consider such factors as such Valuation Arbitrator may deem appropriate (provided such Valuation Arbitrator shall consider the number and dollar value of the loans underlying the Combined Collateral and the CBO REIT Stock Collateral), and any changes over time to such loans, including, without limitation, the dollar amount and number of "watch list" loans, special servicing loans, defaulted loans and loan losses underlying the Combined Collateral and the CBO REIT Stock Collateral, and shall, within thirty (30) days after the date of designation of the Valuation Arbitrator advise the Repo Purchaser, the Note A Indenture Trustee, the Note B Indenture Trustee and CMI of the Valuation Arbitrator's determination of the valuation of the Sale Collateral as a whole, and the allocations of such valuation of the Sale Collateral among the respective interests of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee therein, for the purpose of determining the parties' respective deficiency claims against CMI or any surplus owing to CMI, which determination shall be binding on all the parties to this Agreement. In this regard, the Valuation Arbitrator shall determine the market value of the Sale Collateral as a whole and shall then ascribe a value to each rated class and all unrated classes of securities constituting the Combined Collateral and the CBO REIT Stock Collateral. To the extent that the market value of the Sale Collateral exceeds the

Total Secured Obligations, CMI shall be paid an amount equal to any Surplus, as provided for in this Article II, Section (c).

     (iv) Each of the Repo Purchaser, the Note A Indenture Trustee, the Note B Indenture Trustee and CMI shall pay its own costs and fees, if any, in connection with any arbitration hereunder, with the costs and expenses of the Valuation Arbitrator to be shared equally by all of said parties.

     (c) Surplus. In the event of either (x) any Arm's Length Sale occurring upon a Disposition Default, as provided for in this Article II, Section (a) or
(y) any Deemed Sale occurring upon a Disposition Default, as provided for in this Article II, Section (b), in which the proceeds received (in the case of an Arm's Length Sale) or the market value of the Sale Collateral (in the case of a Deemed Sale) results in cash or market value, as the case may be, in excess of the Total Secured Obligations (the amount of such excess being the "Surplus"), such Surplus shall be paid to CMI by the Repo Purchaser within five (5) Business Days after the completion of the applicable Arm's Length Sale or Deemed Sale.




                                ARTICLE III

                         RATIFICATION AND AGREEMENT

     Upon  the   occurrence  of  a  Disposition   Default,   and  prior  to  the
implementation of the procedures set forth in Article II above the Repo Purchaser, the Note A Indenture Trustee, or the Note B Indenture Trustee may give prompt written notice to the other parties of their election to utilize the procedures set forth herein for determining the deficiency claims (or surplus amounts); provided, however, that such valuation procedures shall be utilized only if all parties hereto provide written consent to the use of such procedures to all parties to this Agreement within ten (10) Business Days of receipt of such election. To do so, each party hereto must execute and deliver an agreement, acknowledgement, consent, confirmation and waiver (the "Consent and Waiver") as may be reasonably requested jointly by the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, and CMI and as otherwise may be necessary or required, to both ratify and affirm their collective agreement to determine such deficiency claims (or surplus) pursuant to the terms, conditions and procedures of said Article II and to waive any and all rights to otherwise determine such deficiency claims of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee, or any surplus amounts owing to CMI whether under the applicable provisions of the Uniform Commercial Code or in any manner other than as set forth in said Article II. Any party's failure to execute and deliver the Consent and Waiver within ten (10) Business Days after receipt thereof following the occurrence of a Disposition Default shall constitute a waiver and termination of the rights and benefits provided for under this Agreement and the Repo Purchaser, the Note A Indenture Trustee the Note B Indenture Trustee, and CMI shall be released from any obligations hereunder and shall thereupon be free to pursue the determination of their respective deficiency claims against or right to any surplus amounts without regard to this Agreement. This Agreement and all terms and conditions hereof are intended to be an optional method of determining and resolving any disputes among the parties hereto regarding valuation of the Sale Collateral and the respective interests of the Repo Purchaser, the Note A Indenture Trustee and the Note B Indenture Trustee therein and the determination of (i) any deficiency claims that the Repo Purchaser, the Note A Indenture Trustee or the Note B Indenture Trustee, as the case may be, shall then and thereafter have against CMI on account of the Repurchase Price and any other amounts owing on account of the Repo Obligations, the then outstanding obligations evidenced by the Series A Notes and the then outstanding obligations evidenced by the Series B Notes or
(ii) any surplus owing to CMI upon any disposition of the Combined Collateral or, to the extent applicable, the CBO REIT Stock Collateral, incident to a Disposition Default. If any party hereto shall fail to execute the requisite Consent and Waiver, as set forth above, this Agreement shall be null and void and shall not be admissible or used for any purpose in any proceeding and shall not be interpreted as an admission by any party regarding the valuation methodology set forth herein or the qualification of any Qualified CMBS Institution.



                                   ARTICLE IV

                                  MISCELLANEOUS

     (a) This Agreement contains the entire agreement between with respect to this subject, and may be modified only by an instrument in writing signed by all parties hereto.

     (b) Any parties failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be cumulative and not exclusive.

     (c) The knowledge by any party of any breach or other non-observance by any other party of the terms of this Agreement shall not constitute a waiver thereof or of any obligations to be performed by any other party hereunder.

     (d) Section headings used herein are for convenience only, and shall not affect the meaning of any provision of this Agreement.

     (e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (f) All notices, requests and other communications pursuant to this Agreement shall be in writing, by letter (delivered by hand or commercial messenger service or sent by certified or registered mail, return receipt requested), addressed to each party hereto as follows, or to such other person and at such other place as each such party may from time to time designate in a notice given in accordance with the provisions of this Subsection (i):

                  (i)      If to the Repo Purchaser

                           Merrill Lynch International (Acting through its Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated)
                           c/o Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated
                           4 World Financial Center, 22nd Floor
                           New York, NY  10080
                           Attention:  Joshua A. Green
                           Global Asset Lending & Finance

                           with copies to:

                           Deutsche Bank AG, New York Branch
                           c/o Deutsche Banc Alex. Brown Inc.
                           31 West 52nd Street
                           New York, NY  10019
                           Attention:  Messrs. Jon A. Vaccaro and Eric M.
                           Schwartz

                           and to

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, NY  10019
                           Attention:  Michael B. Benner, Esq.

                           and to

                           Brown & Wood, L.L.P.
                           One World Trade Center
                           New York, NY  10048
                           Attention:  Jonathan Williams, Esq.
                           William M. Goldman, Esq.

                  (ii)     If to the Note A Indenture Trustee:

                           Wells Fargo Bank Minnesota, National Association Sixth and Marquette; MAC N9303-120
                           Minneapolis, MN  55479
                           Attention:  Corporate Trust Services
                           with copies to:

                           Pillsbury Winthrop LLP
                           One Battery Park Plaza
                           New York, NY  10004
                           Attention:  Jeffrey J. Delaney, Esq.

                  (iii)    If to the Note B Indenture Trustee:

                           Wells Fargo Bank Minnesota, National Association Sixth and Marquette; MAC N9303-120
                           Minneapolis, MN  55479
                           Attention:  Corporate Trust Services

                           with copies to:

                           Pillsbury Winthrop LLP
                           One Battery Park Plaza
                           New York, NY  10004
                           Attention:  Jeffrey J. Delaney, Esq.

                  (i)      If to Criimi Mae Inc.:

                           11200 Rockville Pike
                           Rockville, MD  20852
                           Attention:  Cynthia Azzarra

                           with copies to:

                           Criimi Mae Inc.
                           11200 Rockville Pike
                           Rockville, MD  20852
                           Attention:  Legal Department

                           and to

                           Venable, Baetjer & Howard, LLP
                           1800 Mercantile Bank and Trust Building
                           2 Hopkins Plaza
                           Baltimore, MD  21201
                           Attention:  Gregory A. Cross, Esq.

     (g) This Agreement shall be binding upon and inure to the benefit of parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

         MERRILL LYNCH INTERNATIONAL
           By MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED As Agent for Merrill Lynch International


         By____________________________
                  Name:
                  Title:

                  Title:

         WELLS FARGO BANK MINNESOTA, NATIONAL
         ASSOCIATION, as   Trustee under the Note A Indenture
         dated as of April 17, 2001


         By_____________________________
                  Name:
                  Title:


         WELLS FARGO BANK MINNESOTA, NATIONAL
         ASSOCIATION, as Trustee under the Note B Indenture dated as of April 17, 2001


         By______________________________
                  Name:
                  Title:

         CRIIMI MAE INC.


         By______________________________
                  Name:
                  Title:

                                    EXHIBIT A

                          QUALIFIED CMBS INSTITUTIONS


                                            Lehman Brothers
                                            Morgan Stanley
                                            C.S. First Boston
                                            J.P. Morgan Chase
                                            Bear Stearns